Exhibit 99.1

CONTACT:

Red Hat, Inc.

Media Contact:

Stephanie Wonderlick

+1 571-421-8169

swonderl@redhat.com

or

Investor Relations:

Tom McCallum

+1 919-754-4630

tmccallum@redhat.com

Charlene Begley Joins Red Hat’s Board of Directors

RALEIGH, N.C. — November 7, 2014 — Red Hat, Inc. (NYSE:RHT), the world’s leading provider of open source solutions, today announced that Charlene Begley, a former executive at General Electric Company, has been appointed to the company’s Board of Directors.

“We are pleased to welcome Charlene Begley to our board. With her extensive business and leadership experience, she will add a valuable perspective as Red Hat continues its focus on developing innovative technologies to help enterprises leverage the power of open source to meet their IT and business needs,” said General H. Hugh Shelton (U.S. Army Retired), Chairman of Red Hat’s Board of Directors.

Ms. Begley served in various capacities at General Electric from 1988 through December 2013. Most recently, she served in a dual role as Senior Vice President and Chief Information Officer, as well as the President and Chief Executive Officer of GE’s Home and Business Solutions business from January 2010 through December 2013. Ms. Begley served as President and Chief Executive Officer of GE Enterprise Solutions from August 2007 through December 2009. During her career at GE, she served as President and Chief Executive Officer of GE Plastics and GE Transportation, led GE’s Corporate Audit staff and served as the Chief Financial Officer for GE Transportation and GE Plastics Europe and India. Ms. Begley is currently a director and member of the audit committee of The NASDAQ OMX Group. Inc. (NASDAQ: NDAQ), a global exchange group that delivers trading, clearing, exchange technology, regulatory, securities listing, and public company services, and is a director and member of the audit and nomination and governance committees of WPP plc (NASDAQ: WPPGY), a provider of marketing communications services globally.

About Red Hat, Inc.

Red Hat is the world’s leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As the connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; the integration of acquisitions and the ability to market successfully acquired technologies and products; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company’s growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission’s website at http://www.sec.gov), including those found therein under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

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